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                                                                   Exhibit 10.04

                                FIRST AMENDMENT
                                       TO
            COOPERATIVE COMPUTING HOLDING COMPANY, INC. AMENDED AND
               RESTATED 2000 STOCK OPTION PLAN FOR KEY EMPLOYEES

This First Amendment to the Cooperative Computing Holding Company, Inc. Amended and Restated 2000 Stock Option Plan for Key Employees (this "Amendment"), dated as of October 23, 2003, amends the Cooperative Computing Holding Company, Inc. Amended and Restated 2000 Stock Option Plan for Key Employees, effective as of February 1, 2000 (the "Plan").

WHEREAS, the Company has previously established the Plan, whereby Key Employees and Eligible Non-Employees, as those terms are defined in the Plan, were afforded the possibility to receive options (the "Options") to purchase shares of the common stock, $0.01 par value per share, of the Company;

WHEREAS, the Company subsequently amended its certificate of incorporation to change its name to Activant Solutions Holdings Inc.; and

WHEREAS, the Company desires, pursuant to section 21 of the Plan, to amend the Plan to reflect such name change.

NOW, THEREFORE, the Plan is amended as follows:

6. Amendment. All references to Cooperative Computing Holding Company, Inc. and the Company in the Plan are hereby amended to refer to Activant Solutions Holdings Inc., and the name of the Plan shall hereinafter be referred to as the Activant Solutions Holdings Inc. Amended and Restated 2000 Stock Option Plan for Key Employees.

7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

8. Headings. The headings contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

9. Inconsistencies. In the case of any inconsistencies between this Amendment and the Plan, the terms of this Amendment shall govern.

10. Effect of Amendment. Except as amended hereby, the terms and provisions of the Plan shall remain in full force and effect and are hereby in all respects ratified and confirmed by the parties hereto. Any Options previously granted pursuant to option agreements under the Plan shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has duly executed and delivered by the undersigned, effective as of the day and year first written above.


                                        ACTIVANT SOLUTIONS HOLDINGS INC.


                                        By: /s/ RICHARD W. REW II
                                            -----------------------------------
                                        Name: Richard W. Rew II
                                              ---------------------------------
                                        Title: General Counsel & Secretary
                                               --------------------------------